Term Loan and Deferred Benefit of Government Assistance	9 Months Ended
Dec. 31, 2023
Term Loan And Deferred Benefit Of Government Assistance [Abstract]
Term Loan and Deferred Benefit of Government Assistance [Text Block]

17. Term Loan and Deferred Benefit of Government Assistance

As part of the acquisition of Lion Truck Body Inc. that closed on July 7, 2022, the Company agreed to assume a term loan from the seller, with principal outstanding of approximately $1.5 million as at December 31, 2023, an interest rate of 3.75%, a maturity in May 2050, and fixed monthly payments. The carrying value of the term loan is determined by discounting the remaining payments at a market rate of interest. The carrying value of the term loan as at December 31, 2023 is $609,250 (March 31, 2023 - $610,218). The below market rate of interest on the loan represents the deferred benefit of government assistance, the carrying value of which is $672,611 as at December 31, 2023 (March 31, 2023 - $686,341).